UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported):  February 8, 2019

-------------------------------------------------------------------------------------

JEWETT-CAMERON TRADING COMPANY LTD.

(Exact name of registrant as specified in its charter)

BRITISH COLUMBIA	000-19954	NONE
(State or other jurisdiction of incorporation)	(Commission file no.)	(I.R.S. employer identification no.)

32275 N.W. Hillcrest, North Plains, Oregon		97133
(Address of principal executive offices)		(Zip code)

(503) 647-0110

_________________________________________________________________

(Registrant's telephone No. including area code)

Not Applicable

_________________________________________________________________

(Former Name or Former Address, if Changed since Last Report)

_________________________

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

[   ]

Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425).

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)

The Annual General Meeting of shareholders was held on February 8, 2019.

(b)

The following is a brief description and vote count of all items voted on at the meeting:

Item 1.

Fix the Number of Directors

Item No. 1 was approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
1,783,793	144	0	719,414

Item 2.

Election of Directors

The following persons were elected as Directors to serve until the conclusion of the next annual meeting:

Nominees	Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
Donald M. Boone	1,593,013	0	190,924	719,414
Chris Karlin	1,783,789	0	148	719,414
Charles Hopewell	1,593,013	0	190,924	719,414
Frank G. Magdlen	1,783,789	0	148	719,414
Sarah Johnson	1,783,933	0	4	719,414

Item 3.

Appointment of Auditors

Item No. 3 was approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
2,503,207	0	144	0

Item 4.

Acts and Deeds of Directors

Item No. 4 was approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
1,783,193	744	0	719,414

Item 5.

Advisory Vote on the Approval of Executive Compensation

Item No. 5 was approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
1,783,007	930	0	719,414

Item 6.

Advisory Vote on the Frequency of Holding an Advisory Vote on Executive Compensation

Item No. 6 had the following votes:

1 Year	2 Years	3 Years	Withheld/ Abstentions	Non-Votes
1,319,218	417,375	47,344	0	719,414

Item 7.

Permitted Amendments and Variations

Item No. 7 was approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
1,555,761	228,176	0	719,414

Item 8.

To Approve Restricted Stock Plan

Item No. 8 was approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Insiders (excluded)	Non-Votes
1,765,393	13,544	0	5,000	719,414

Item 9.

Transact Other Business

Item No. 9 was approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
1,556,361	227,576	0	719,414

(c)

Not Applicable

(d)

The Board of Directors decided that the Company’s proxy materials will include an advisory shareholder vote on the executive compensation annually, with the next vote to occur in 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

JEWETT-CAMERON TRADING COMPANY LTD.

Date: February 14, 2019	By: /s/ “Charles Hopewell”
Name: Charles Hopewell, Title: President/Chief Executive Officer/CFO/Director